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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 2002

                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


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          Delaware                    333-83816                 13-3439681
         ----------                  -----------               -----------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation               File Number)         Identification Number)

390 Greenwich Street, 4th Floor
New York, New York                                                    10013
------------------                                                    -----
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (212) 783-5635
                                                     --------------








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

Item 7.           Financial Statements. Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:



                                  Item 601(a) of
                                  Regulation S-K
              Exhibit No.          Exhibit No.           Description
              -----------          -----------           -----------
                   1                   5.1               Opinion and Consent of
                                                         Thacher Proffitt & Wood

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 30, 2002
                                                     SALOMON BROTHERS MORTGAGE
                                                     SECURITIES VII, INC.

                                                     By: /s/ Susan Mills
                                                         ---------------------
                                                     Name:   Susan Mills
                                                     Title:  Director

                                  EXHIBIT INDEX




                                                Item 601(a) of
                                                Regulation S-K
            Exhibit No.                           Exhibit No.                Description
            -----------                           -----------                -----------
                 1                                    5.1                    Opinion and Consent of
                                                                             Counsel